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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 22, 2002


                             STRAYER EDUCATION, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


           Maryland                    000-21039             52-1975978
-------------------------------    ------------------   --------------------
(State or other jurisdiction of     (Commission File      (I.R.S. Employer
incorporation or organization)       Number)              Identification No.)


     1100 Wilson Boulevard, Suite 2500, Arlington, VA.        22209
    ---------------------------------------------------    ------------
          (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (703) 247-2500
                                 Not applicable
          (Former name or former address, if changed since last report)





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Item 5. Other Events.



On August 22, 2002, Strayer Education, Inc. announced that its regular third quarter cash dividend in the amount of $0.065 per common share ($0.26 annually) would be paid on October 22, 2002 to common shareholders of record on October 8, 2002. The August 22, 2002 Press Release is attached hereto as an exhibit and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


        99.01      Press Release dated August 22, 2002






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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                               Strayer Education, Inc.
Date:  August 22, 2002         By: /s/ Mark C. Brown
                               ----------------------
                               Mark C. Brown
                               Senior Vice President and Chief Financial Officer









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                                  EXHIBIT INDEX



     EXHIBIT                        DESCRIPTION
 ----------------          ---------------------------------
 99.01                     Press Release dated August 22, 2002














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